UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2019 (September 17, 2019)

THE CONNECTICUT LIGHT AND POWER COMPANY
(Exact name of registrant as specified in its charter)

Connecticut	0-00404	06-0303850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Selden Street, Berlin, CT 06037-1616
(Address of principal executive offices, including zip code)

(800) 286-5000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2    Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 17, 2019, The Connecticut Light and Power Company, doing business as Eversource Energy (the “Company”), issued an additional $200,000,000 aggregate principal amount of its 3.20% First and Refunding Mortgage Bonds, 2017 Series A, due 2027 (the “Series A Bonds”), pursuant to an Underwriting Agreement, dated September 10, 2019, among Mizuho Securities USA LLC and MUFG Securities Americas Inc., as representatives of the underwriters named therein, and the Company. The additional Series A Bonds are part of the same series of debt securities issued by the Company on March 10, 2017. Following the closing of this offering, the aggregate principal amount of Series A Bonds outstanding totaled $500,000,000.

The additional Series A Bonds were issued under a Supplemental Indenture, dated as of September 1, 2019, between the Company and Deutsche Bank Trust Company Americas, supplementing the Indenture of Mortgage and Deed of Trust between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, dated as of May 1, 1921, as amended and supplemented, including as amended and restated April 7, 2005. A copy of the Supplemental Indenture, dated as of September 1, 2019, is filed herewith as Exhibit 4.1. The terms of the Series A Bonds, and the form thereof, were set forth in the Supplemental Indenture, dated as of March 1, 2017, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 16, 2017.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description
1	Underwriting Agreement, dated September 10, 2019, among the Company and the Underwriters named therein.
4.1	Supplemental Indenture, dated as of September 1, 2019, between the Company and Deutsche Bank Trust Company Americas, as Trustee.
4.2
Supplemental Indenture establishing the terms of the Series A Bonds, dated as of March 1, 2017, between the Company and Deutsche Bank Trust Company Americas, as Trustee, including the form of the Series A Bond on Schedule A thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8‑K filed on March 16, 2017).

5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the Series A Bonds (including consent).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONNECTICUT LIGHT AND POWER COMPANY (Registrant)

Date: September 23, 2019	By: /s/ EMILIE G. O'NEIL
Emilie G. O’Neil Assistant Treasurer, Corporate Finance and Cash Management